UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2015

ANI PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31812	58-2301143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

210 Main Street West Baudette, Minnesota	56623
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (218) 634-3500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On October 27, 2015, ANI Pharmaceuticals, Inc. (“ANI,” “we,” or “us”) issued a press release announcing that we will release our third quarter and year-to-date 2015 financial results on Tuesday, November 3, 2015, before the opening of the U.S. financial markets. We will host a conference call with the investment community at 10:30am, Eastern Time on November 3, 2015. A copy of the press release is furnished as Exhibit 99.1 to this report.

In accordance with General Instruction B.2. of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

No.	Description

99.1	Press release, dated October 27, 2015, issued by ANI

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANI PHARMACEUTICALS, INC.

	By:	/s/ Charlotte C. Arnold
Charlotte C. Arnold
Vice President, Finance, and Chief Financial Officer
Dated: October 27, 2015